MOLECULIN







March 24, 2025

Q4 / Year End 2024 Financial Results and Pipeline Update













End of P1B/2 Meeting with FDA Establishes Pathway to Approval

AnnAraC v. HiDAC[1]	3 Arm w/ 2 Early Data Readouts	CR = Primary Endpoint	SoC Post R/R Either Arm
Compare Annamycin + HiDAC (AnnAraC) v. HiDAC alone	Adaptive trial design per Project Optimus[2] determines Part B dose	Primary Endpoint is Complete response after ~35 days (OS is secondary)	Standard of Care available to all R/R subjects post initial treatment

Met with the FDA in summer 2024 for an End of P1B/2 Meeting which assisted with development of the MIRACLE trial. FDA agreed that MB-106 demonstrated no cardiotoxicity.

Notes: 1 – High-Dose Ara-C (2 gm/m^2/day for 5 days); 2 – See Project Optimus slide in Appendix

MiRACLE

Molecul**i**n **R**/R AML **A**nnAraC **Cl**inical **E**valuation

Phase 3 Pivotal Clinical Trial

Designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia.

Targeted to begin recruiting in the first quarter of 2025



Adaptive Trial Design

MiRACLE
Molecul**i**n **R**/R AML **A**nnAraC **Cl**inical **E**valuation



Part A
Adult R/R AML
2nd Line
n=~75-90
randomize 1:1:1
Annamycin
190 mg/m² +
HiDAC
(n=30)
Annamycin
230 mg/m² +
HiDAC
(n=30)
Control Arm
HiDAC +
placebo
(n=30)
2 Unblinded
Data Readouts
Establish
Optimum
Dose*
*Criteria:
Efficacy
Safety
Tolerability
Part B
Adult R/R AML
2nd Line
n=222
randomize 1:1
Annamycin Optimum
Dose + HiDAC
(n=141)
Pooling of Part A (30) and
Part B (111)
Control Arm
HiDAC + placebo
(n=141)
Pooling of Part A (30) and
Part B (111)

Doses and adaptive design recommended by FDA in end of Phase 1B/2 meeting; Primary Endpoint = CR rate at ~1 month; US IRB approved; may reduce Part A to 75 subjects if dose optimization possible at first unblinding (n=45)

MOLECULIN

Potential Accelerated Timeline


2025
2026
2027
Part A (n=~90; 3 arm; 1:1:1)
Part B (per protocol; n=~222; 2 arm; 1:1)
Data Readout @ n=45
Type A
Part B (amended n=~120; 1 arm)
Rolling NDA
If Part A meets high end of expectations, we may be able to shorten Part B to single arm safety/DEI only
Drug approval process could start as early as 2026

Note: NDA rolling process length dependent upon level of funding of CMC and supporting NDA data efforts.

MOLECULIN

25 sites selected to date
Total ~70 sites targeted

- Interested/Visited
- Interested
- Additional Targeted

Updated: 3/20/25

MiRACLE
Moleculin R/R AML AnnAraC Clinical Evaluation

Site Selection is Moving Quickly



Targeted Sites
~10 sites
~5 sites
~25 sites
Ukraine
Georgia
~10 sites
Part B APAC Rim ~10 sites

Consistent feedback from face-to-face meetings with over 30 potential investigators: *"Annamycin is desperately needed to fill the unmet need for R/R AML despite advancements with targeted therapies."*

Leveraging expertise of Catalyst Clinical Research, a leading contract research organization (CRO).



Jonathan P. Foster

Executive VP & Chief Financial Officer



Financials

Nasdaq: MBRX

~Runway into the 3rd Qtr. 2025 with $13.6M Cash Balance[1,2]

~$16.2M Market Cap[3]

14.0M Shares O/S[4]

~1.4M – Daily Trading Vol.[5]

Mgt has reduced overhead, pushed CMC projects into 2026, and engaged with institutions for IIT programs for preclinical and clinical activity for non-Annamycin programs which reduces projected cash needs in 2025 to ~$5 million per quarter while accelerating Phase 3 data readouts.[1]

Notes: 1: Based on management's current estimates of operations. 2: Cash on hand as of December 31, 2024 plus gross proceeds received February 2025 of $9.3 million; 3: As of March 13, 2025 with $1.16 closing price and shares o/s of 14.0M shares; 4: As of March 13, 2025; 5. IHUB as of March 20, 2025, 1 year avg. daily volume.

Upcoming Milestones

Annamycin AML

- **2H 2024**: ✓ Begin contracting with MIRACLE trial sites
- **1Q 2025 / 3Q 2025**: Update on site selection/ approvals by countries
- **2025**: Medical conference posters/presentations; Q1- First subject treated in MIRACLE trial; Recruitment update
- **2H 2025**: Data Readout (n=45) unblinded efficacy/safety review
- **2H 2025-2026**: Impact of data readout (n=45) on regulatory pathway; Recruitment Update
- **1H 2026**: Data Readout (n=~75-90) unblinded and Optimum Dose set for MIRACLE trial
- **2027**: Begin enrollment of 3rd line subjects in MIRACLE2; Enrollment ends for 2nd line subjects
- **2028**: Primary efficacy data for 2nd line subjects; Rolling NDA submission begins

Annamycin STS Lung Metz

- **Apr. 2025**: Final MB-107 Data Readout
- **2025**: Identify Next Phase of Development / Pivotal IIT Program

Opportunity for Market Cap Breakout

Annamycin: Disruptive Technology – Unique, patented, non-cardiotoxic and overcomes multidrug resistance; addresses huge unmet need; other potential cancer targets; potential for multiple cycles

Annamycin: Clinically Advanced – Phase 2 efficacy significantly better than any 2L therapy ever approved; Phase 3 global trial based on FDA guidance with low approval bar; data readouts in 2H25 and mid-26

Diverse Pipeline – Additional oncology/viral drug candidates w/ successful Phase 1 trials being funded by investigator-initiated studies

Deep Management Bench – 200 years of biotech experience; multiple FDA approvals





MOLECULIN









March 2025
Corporate Presentation







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. We will require significant additional financing, for which we have no commitments, in order to conduct our clinical trials as described in this presentation, and the milestones described in this presentation assume our ability to secure such financing on a timely basis. Additionally, our ongoing need for securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.



Walter V. Klemp

Founder, President, CEO and Chairman



MOLECULIN

Recent Developments

- ✓ Preparing to launch MIRACLE Phase 3 Pivotal Trial for Annamycin in combination with cytarabine (AnnAraC) for the treatment of R/R/ AML
  - ✓ 1st site activated in Europe with multiple subjects in screening; Egypt & Georgia ethics approval received with regulatory expected Q2 2025
  - ✓ First-Patient-In expected in Q1 2025
  - ✓ 25 sites selected to date in United States, Europe, MENA and Asia
  - ✓ US Institutional Review Board (IRB) approval
  - ✓ Multiple near-term unblinded data readouts expected: 45 subjects 2H 2025; 75-90 subjects 1H 2026

- ✓ Continue to generate compelling data for Annamycin for the treatment of AML
  - ✓ Overall survival (~11 months) and Durability (~11 months) continue to increase
  - ✓ New findings showing Annamycin overcomes resistance to Venetoclax in AML
  - ✓ Remains non-cardiotoxic

AML Key Opinion Leaders' Support for Annamycin



"The preliminary clinical activity of Annamycin in heavily pretreated, relapsed/refractory AML patients who had progressive disease following Ara-C and VEN is very exciting and would provide a much-needed treatment option for other patients who otherwise have very poor outcomes. Having a drug that can overcome these resistance pathways and provide a benefit in these high-risk patients, while not doubling-up on toxicities could truly be a game-changer."[1]

Giovanni Martinelli, MD, University of Bologna, Lead of the EU financed program IMPACT-AML and member of the Moleculin Scientific Advisory Board



"Annamycin combined with Ara-C could significantly advance the standard of care and provide better outcomes for these high-risk patients. I am excited to be a part of the next step in the development of this important asset."[2]

"This is very striking data, and what is interesting it holds up for patients who had Venetoclax based treatments but also patients who have chemotherapy. We are involved in a large number of new agents and the data that is shown here is always inferior to these really incredibly high response rates to Annamycin." [3]

Michael Andreeff, MD, PhD, Professor of Medicine, Department of Leukemia, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center and a member of the Company's Scientific Advisory Board

1. Moleculin. (2024, December 11). *Moleculin Announces Online Publication of Preclinical Data Demonstrating Significant Activity of Annamycin in Venetoclax Resistant AML Model* [Press Release]
2. Moleculin. (2024, November 18). New Findings Show Moleculin's Annamycin Overcomes Resistance to Venetoclax in AML [Press Release]
3. Andreeff, M. (2024, May 7). Acute Myeloid Leukemia (AML) Clinical Day. [Video]. Moleculin Biotech, Inc.

MOLECULIN

AML Key Opinion Leaders’ Support for Annamycin



“The latest preliminary AML data suggest that Annamycin could result in a promising new the treatment for AML. I am excited to work alongside the Moleculin team to continue advancing its development and further explore its potential to address these areas of significant unmet need.”[4]

Martin Tallman, MD, Internationally Renowned Clinical Investigator whose Discoveries have Fueled the Progress of Leukemia-Targeting Therapies



“Definitely there is unmet need, and we have to remember that more than 50% of patients are still dying from AML despite all the recent advances. And the situation is more grim in the relapsed/refractory setting, where if you don't have a targetable mutation, then your only chance for cure is bone marrow transplant. So, the exciting idea about a new anthracycline without cardiotoxicity is extremely important, and especially where Venetoclax might fail.”[5]

Mohamad Cherry, MD, Medical Director of Hematology at Atlantic Health System

4. Moleculin. (2024, May 1). Moleculin Announces Formation of Scientific Advisory Board to Support Development of Annamycin [Press Release]
5. Cherry, M. (2024, October). Moleculin Biotech KOL Event. [Video]. Moleculin Biotech, Inc.

MOLECULIN



Dr. John Paul Waymack

Senior Chief Medical Officer



MB-106: Durability, MRD, Prior Therapies - CR/CRi



Days
100
200
300
400
>600
Prior Therapy
MRD
BMT
1 CR
1 CR
1 CR
0 CR
1 CR
1 CRi
1 CR
2 CR
0 CR
~9 mos+ median durability /
~11 mos median OS+ for CRc's
78% MRD negative
50% of CRs bridged to BMT
7+3
VenAza
Other
Pos
Neg
= Durability of Remission
= Continuing
= Prior Lines of Therapy
1 Subject relapsed - Continues with F/U
2 Subject died from infection/PD

1) MB106 data are preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites.

AnnAraC Demonstrated Superior Complete Remission (CR) Rate Compared to Current Standard of Care


Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
18%
36%
43%
50%
n=149
(@ 56 days)
n=157
(@ 120 days)
n=22
n=14
n=10
(@ 49 days)
HiDAC 1
Mirros Trial
HiDAC 2
Classic I Trial
AnnAraC 3
All-Comers
AnnAraC 3
2nd + 3rd Line
AnnAraC 3
2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients; 17% CR, within 56 days, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, 18% CR rate within 120 days, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10, within 49 days), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

MOLECULIN